Canary Staked INJ ETF S-1/A

Exhibit 10.3.1

SIXTH AMENDMENT TO THE

CUSTODY AGREEMENT

THIS SIXTH AMENDMENT, effective as of the date last written on the signature page (the “Effective Date”), to the Custody Agreement, dated as of February 25, 2025 (the “Agreement”), is entered into by and between CANARY CAPITAL GROUP LLC (the “Sponsor”) on behalf of each trust listed on Exhibit C to this Agreement (as amended from time to time) (each a “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend Exhibit C of the Agreement to add the following Trusts; and

●	Canary Staked CRO ETF

●	Canary Staked INJ ETF

WHEREAS, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective Date, Exhibit C of the Agreement is hereby superseded and replaced in its entirety with the Exhibit C attached hereto.

2.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

CANARY CAPITAL GROUP LLC		U.S. BANK NATIONAL ASSOCIATION
On behalf of each Trust listed on Exhibit C

By:		By:
Name:	Andrew Hill	Name:	Gregory Farley
Title:	President of Sponsor	Title:	Senior Vice President
Date:	Dec 10, 2025	Date:	12/10/2025

EXHIBIT C

Name of Trust

Canary Litecoin ETF

Canary HBAR ETF

Canary SUI ETF

Canary Marinade Solana ETF

Canary XRP ETF

Canary Staked SEI ETF

Canary TRUMP Coin ETF

Canary American-Made Crypto ETF

Canary Staked CRO ETF

Canary Staked INJ ETF

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